UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

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Filed by a Party other than the Registrant [ ]

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[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material under §240.14a-12

NELNET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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121 SOUTH 13TH STREET	p 402.458.2370	www.nelnet.com
SUITE 100	f 402.458.2399	NELNET, INC.
LINCOLN, NE 68508

SUPPLEMENT TO PROXY STATEMENT FOR AND NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2018

April 19, 2018

Dear Shareholders:

We are saddened to report that Stephen F. Butterfield, co-founder and Vice Chairman of Nelnet, Inc. (the "Company"), passed away on April 16, 2018, following heart complications. Mr. Butterfield served on the Board of Directors for the Company since January 1996 and as Co-Chief Executive Officer from 2003 to 2007.

On or about April 13, 2018, in connection with our 2018 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 24, 2018, the Company began circulating its proxy statement and other proxy materials pursuant to which the Board of Directors is soliciting proxies for the Annual Meeting, including for the election of Class I directors to serve on the Board of Directors for a three-year term ending at the 2021 annual meeting of shareholders. The nominees for these Class I directorships are myself and Michael D. Reardon, and also included Mr. Butterfield.

As indicated in the proxy statement, in the event that before the election any Class I director nominee became unable to serve if elected, the Board of Directors could designate a substitute nominee or, if the Board did not designate a substitute nominee, the shares represented by proxy could be voted for a reduced number of nominees. The Board of Directors has determined that at this time it will not immediately appoint a replacement to fill the Class I seat that had been held by Mr. Butterfield and for which he was nominated for re-election, but will reduce the size of the Board from nine to eight members and the Class I directors from three to two. As such, shareholders will now be asked to elect two Class I directors at the Annual Meeting. The form of proxy has been revised to reflect this change, including the replacement of Mr. Butterfield as one of the designated individuals to be appointed as proxy for the Annual Meeting.

The Board of Directors recommends a vote "FOR" the nominees of myself and Mr. Reardon and the other proposals and sub-proposals set out in the proxy statement and the Notice of Annual Meeting of Shareholders of Nelnet, Inc. to be held May 24, 2018.

Respectively submitted,
Michael S. Dunlap
Executive Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders to be Held on May 24, 2018:

Shareholders may view this supplement to our proxy statement, our notice of annual meeting and proxy statement, our 2017 annual report on Form 10-K, our letter to shareholders, our form of proxy and electronic proxy card, and other annual meeting materials over the Internet by accessing the website www.proxyvote.com.

NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. If you wish to exercise cumulative voting rights in the election of directors, you must vote in person or by mail.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E47271-P04987

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NELNET, INC.

The Board of Directors recommends you vote FOR each of the nominees in proposal 1, FOR proposals 2, 3, and 4, and FOR each of the sub-proposals comprising proposal 5:

1. Election of two Class I Directors for three-year terms

Nominees:	For	Against	Abstain
1a. Michael S. Dunlap	☐	☐	☐
1b. Nominee Removed	☐	☐	☐
1c. Michael D. Reardon	☐	☐	☐
2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018.	☐	☐	☐
3. Advisory approval of the Company's executive compensation.	☐	☐	☐
4. Approval of an amendment to the Directors Stock Compensation Plan to increase the authorized number of shares of Class A common stock that may be issued under the plan from a total of 400,000 shares to a total of 500,000 shares, subject to an annual per-director limit.	☐	☐	☐

5. Amend and Restate the Company's Articles of Incorporation, with the amendments under each of the following sub-proposals: *	For	Against	Abstain
5a. Update the limitation on liability provisions for directors to conform to the provisions of the new Nebraska Model Business Corporation Act.	☐	☐	☐
5b. Update the indemnification provisions for directors, officers, and others to conform to the provisions of the new Nebraska Model Business Corporation Act.	☐	☐	☐
5c. Increase the percentage of votes required to be held by shareholders in order to demand a special meeting of shareholders under the new Nebraska Model Business Corporation Act.	☐	☐	☐
5d. Make certain non-substantive updates and revisions to reflect the new Nebraska Model Business Corporation Act, eliminate provisions that are no longer necessary or are outdated, and to provide additional clarity and/or address minor matters.	☐	☐	☐

* Each of the sub-proposals comprising Proposal 5 is cross-conditioned such that shareholder approval of each sub-proposal is required for any of them to take effect. None of the Sub-Proposals 5a, 5b, 5c, or 5d will be deemed approved unless all of them are approved. Shareholder approval of each of the sub-proposals shall constitute approval of the adoption of Amended and Restated Articles of Incorporation including the amendments under each of the sub-proposals.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right and then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

NOTE: By execution of this proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN THIS PROXY FOR PROPOSAL 1, "FOR" PROPOSALS 2, 3, AND 4, AND "FOR" EACH OF THE SUB-PROPOSALS COMPRISING PROPOSAL 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Proxy Statement Supplement, Shareholder Letter, and Form 10-K are available at www.proxyvote.com.

E47272-P04987

NELNET, INC.
Annual Meeting of Shareholders
May 24, 2018 8:30 a.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael S. Dunlap and William J. Munn, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Nelnet, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Nelnet, Inc., to be held on May 24, 2018 at 8:30 a.m. Central Time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY BE PRESENTED AT THE MEETING. AS OF THE DATE OF THE ACCOMPANYING PROXY STATEMENT, NELNET MANAGEMENT DID NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED AT THE MEETING. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF NELNET MANAGEMENT.

CUMULATE ____

____

(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side